UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2024

SVB Financial Group

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39154	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2270 Sand Hill Road

Menlo Park, California 94025

(Address of principal executive offices) (Zip Code)

(650) 567-6900

(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

As previously reported, on March 17, 2023, SVB Financial Group (the “Company”) filed a voluntary petition in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) for relief under the provisions of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Company’s case is administered under the caption In re SVB Financial Group, Case No: 23-10367 (the “Chapter 11 Case”). The Company is continuing to operate its remaining businesses, including SVB Capital, its investment advisory business which sponsors and advises private venture capital and credit funds, as a debtor in possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Documents filed on the docket of and other information related to the Chapter 11 Case are available free of charge online at https://restructuring.ra.kroll.com/SVBFG/. Documents and other information available on such website are not part of this Current Report on Form 8-K (this “Form 8-K”) and shall not be deemed incorporated by reference in this Form 8-K. The Company has included the website address in this Form 8-K as an inactive textual reference only.

On January 31, 2024, the Company filed with the Bankruptcy Court its monthly operating report for the period beginning December 1, 2023 and ending December 31, 2023 (the “Monthly Operating Report”). The Monthly Operating Report is attached hereto, as Exhibit 99.1, and is incorporated herein by reference. The information set forth in Item 7.01 of this Form 8-K will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD. The Monthly Operating Report and other filings with the Bankruptcy Court related to the Chapter 11 Case are available electronically at https://restructuring.ra.kroll.com/SVBFG/. Documents and other information available on such website are not part of this Form 8-K and shall not be deemed incorporated by reference in this Form 8-K. The Company has included the website address in this Form 8-K as an inactive textual reference only.

The information contained in this Item 7.01 is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws or rules, and is subject to future adjustment and reconciliation. The Monthly Operating Report also contains information for periods shorter and otherwise different from those contained in the Company’s reports required to be filed pursuant to the Securities Act or Exchange Act. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

As previously reported in a Form 12b-25 filed on May 9, 2023, the Company did not file a quarterly report on Form 10-Q for the period ended March 31, 2023 and does not intend to file any periodic reports for subsequent periods. Instead, the Company will file Current Reports on Form 8-K containing (i) disclosure of all material events in the Chapter 11 Case and any other information required by the instructions to Form 8-K and (ii) as exhibits, the operating reports and any other documents that include unaudited financial information filed by the Company with the Bankruptcy Court.

Forward-Looking Statements

Various statements in this Form 8-K or documents referred to herein, including those that express a belief, expectation, target or intention, as well as those that are not statements of historical fact, and/or the Monthly Operating Report, are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and/or the Private Securities Litigation Reform Act of 1995, as applicable. All statements, other than statements of historical facts, included in this filing that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which include the following: risks and uncertainties relating to the Chapter 11 Case, including but not limited to, the effects of the Chapter 11 Case on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Case and the outcome of the Chapter 11 Case in general, the duration of the Chapter 11 Case, the Company’s ability to successfully implement a restructuring plan, risks associated with third-party motions in the Chapter 11 Case, risks related to the trading of the Company’s securities on the OTC Pink Market, the risk that the Chapter 11 Case may be converted to a case under Chapter 7 of the Bankruptcy Code, the potential adverse effects of the Chapter 11 Case on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s restructuring, as well as other risk factors. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Monthly Operating Report for the period ended December 31, 2023, filed with the United States Bankruptcy Court for the Southern District of New York

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SVB Financial Group (Company)

Date: February 1, 2024	By:	/s/ Nicholas Grossi
Name: Nicholas Grossi
Title: Interim Chief Financial Officer